SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2002



                           UNITED ROAD SERVICES, INC.
             (Exact name of Registrant as specified in its charter)



           Delaware                  000-24019                   94-3278455
(State or Other Jurisdiction of     (Commission                (IRS Employer
        Incorporation)              File Number)            Identification No.)



         17 Computer Drive West, Albany, New York        12205
         (Address of Principal Executive Offices)    (Zip Code)


        Registrant telephone number, including area code: (518) 446-0140

Item 5.  Other Events

         The Annual Meeting (the "2002 Annual Meeting") of the stockholders of United Road Services, Inc. (the "Company") will be held on June 6, 2002 at a time and place to be announced in the Company's notice and proxy statement relating to the 2002 Annual Meeting. The Company has set May 1, 2002 as the record date for determining the stockholders entitled to notice of and to vote at the 2002 Annual Meeting.

         Rule 14a-8 promulgated under the Securities Exchange Act of 1934 provides that the deadline for the submission of a stockholder proposal intended to be included in a company's proxy statement for an annual meeting is 120 days prior to the anniversary of the date of the company's previous annual meeting; provided, that if the date of this year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. Since the date of the Company's 2002 Annual Meeting is more than thirty days before the anniversary of the Company's 2001 Annual Meeting, a stockholder proposal intended for inclusion in the Company's proxy statement and form of proxy for the 2002 Annual Meeting must be received by the Company no later than the close of business on May 10, 2002 at the Company's executive offices located at 17 Computer Drive West, Albany, NY 12205, Attention: Gerald
R. Riordan, Secretary.

         The Company's Amended and Restated Bylaws provide that in order for a stockholder to propose business (including nominating a candidate for director) to be considered at an annual meeting of stockholders, written notice of such business must be received at the Company's executive offices not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the anniversary date of the Company's previous annual meeting; provided that in the event that the date of this year's annual meeting is more than 30 days before or more than 60 days after such anniversary date, such stockholder notice must be delivered not earlier than the close of business on the 90th day prior to such annual meeting date and not later than the close of business on the later of the 60th day prior to such date and the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The date of the Company's 2002 Annual Meeting is more than 30 days before the anniversary date of the Company's 2001 Annual Meeting. Therefore, in order for a stockholder to propose business to be considered at the 2002 Annual Meeting, written notice of such business must be received at the Company's executive offices no later than the close of business on May 10, 2002. Such notice must provide certain information as specified in the Company's Amended and Restated Bylaws regarding the stockholder giving the notice and the nature of the business to be proposed or the candidate to be nominated. Such notice is separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 30th day of April, 2002.

UNITED ROAD SERVICES, INC.



By:         /s/ Gerald R. Riordan
         -----------------------------------
         Name:  Gerald R. Riordan
         Title:    Chief Executive Officer